UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 16, 2022, following the conclusion of the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Inovio Pharmaceuticals, Inc. (the “Company”), the board of directors (the “Board”) of the Company appointed Jacqueline E. Shea, Ph.D., the Company’s President and Chief Executive Officer, to serve as a director of the Company. Dr. Shea’s term will continue until the Company’s 2023 Annual Meeting of Stockholders. There is no arrangement or understanding between Dr. Shea and any other person pursuant to which she was selected as a director of the Company, and there is no family relationship between Dr. Shea and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Dr. Shea requiring disclosure under Item 404(a) of Regulation S-K. Biographical information about Dr. Shea is contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2022 (the “Proxy Statement”) and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2022, the Company held its Annual Meeting, at which the stockholders considered three proposals, each of which is described in more detail in the Proxy Statement. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1: The election of the following nominees as directors of the Company to serve until the Company’s 2023 Annual Meeting of Stockholders and until their successors are elected. The votes were cast as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Simon X. Benito	48,373,961	10,025,050	59,231,980
Roger D. Dansey, M.D.	49,455,307	8,943,704	59,231,980
Ann C. Miller, M.D.	49,012,322	9,386,689	59,231,980
Jay P. Shepard	48,716,894	9,682,117	59,231,980
David B. Weiner, Ph.D.	53,162,220	5,236,791	59,231,980
Wendy L. Yarno	48,654,248	9,744,763	59,231,980
Lota S. Zoth	48,128,206	10,270,805	59,231,980

Proposal 2: The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
109,562,464	6,664,300	1,404,227	0

Proposal 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers described in the Company’s definitive proxy statement with respect to the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
40,755,532	16,926,490	716,989	59,231,980

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: May 17, 2022	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer